Exhibit 10.5

*Certain portions of this exhibit (indicated by "[***]") have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

WAIVER AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Waiver and Third Amendment to Third Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 13th day of November, 2023 by and between (a) SILICON VALLEY BANK, a division of FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“Bank), and (b) (i) OWLET BABY CARE, INC., a Delaware corporation (“Owlet Baby Care”), and (ii) OWLET, INC., a Delaware corporation (“Owlet”, and together with Owlet Baby Care, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of November 23, 2022, as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of March 27, 2023, and as further amended by that certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of August 10, 2023 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement (i) to waive the Stated Event of Default (as defined below) and (ii) to make certain other revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so waive the Stated Event of Default (as defined below) and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 5.10(b) (Adjusted EBITDA). Section 5.10(b) of the Loan Agreement is amended in its entirety and replaced with the following:

“    (b) Adjusted EBITDA. Borrower shall maintain, measured as of the end of each fiscal quarter during the following periods, Adjusted EBITDA of at least the following:

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Exhibit 10.5

Fiscal Quarter	Minimum Adjusted EBITDA
Ending December 31, 2023	[***]

Ending March 31, 2024 and each fiscal quarter thereafter	[***]

Commencing on March 31, 2024, and continuing each fiscal quarter thereafter, Borrower shall maintain Adjusted EBITDA as of the end of each fiscal quarter in an amount [***]

2.2    Exhibit A (Compliance Statement). The Compliance Statement appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Compliance Statement attached as Schedule I hereto.

3.    Acknowledgment of Default; Waiver. Borrower acknowledges and agrees that it is currently in default under the Loan Agreement as a result of Borrower’s failure to comply with the Adjusted EBITDA covenant contained in Section 5.10(b) of the Loan Agreement for the testing period ending September 30, 2023 (the “Stated Event of Default”). As a result of the Stated Event of Default, Bank has the right to declare all Obligations due and payable in full and to pursue its rights and remedies pursuant to the Loan Agreement (including, without limitation, collection of interest accrued at the Default Rate), applicable law, or otherwise. Notwithstanding the foregoing, subject to the satisfaction of the conditions precedent set forth in Section 13 below, Bank shall, without further action, waive the Stated Event of Default. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its other rights and remedies pursuant to the Loan Documents, applicable law or otherwise. This Amendment shall only constitute an agreement by Bank to waive its rights and remedies with respect to the Stated Event of Default upon the terms and conditions set forth herein.

4.    Annual Financial Projections. Notwithstanding anything to the contrary contained in Section 5.3(f) of the Loan Agreement, on or before December 31, 2023, Borrower shall deliver to Bank the annual financial projections for Borrower’s fiscal year ending December 31, 2024 (on a quarterly basis) as required pursuant to Section 5.3(f)(B) of the Loan Agreement.

5.    Landlord Consent. Borrower shall use commercially reasonable efforts to deliver to Bank a duly executed landlord consent in a form and substance acceptable to Bank in all respects for Borrower’s warehouse located at 5215 Lamar Avenue, Memphis, Tennessee (the “Memphis Warehouse”) on or before November 30, 2023. Borrower acknowledges and agrees that no Inventory located at the Memphis Warehouse may be Eligible Inventory unless and until such landlord consent has been executed and delivered to Bank.

6.    Limitation of Amendments.

6.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection

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Exhibit 10.5
with any Loan Document.

6.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7.    Release by Borrower.

7.1    FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2    In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

7.3    By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.4    This release may be pleaded as a full and complete defense and/or as a cross- complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

7.5    Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

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Exhibit 10.5

(a)    Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b)    Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c)    The terms of this Amendment are contractual and not a mere recital.

(d)    This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e)    Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

8.    Due Authorization. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that it has the power and due authority to execute and deliver this Amendment.

9.    Waiver Fee; Bank Expenses. In addition to the other fees due to Bank under the Loan Documents, in consideration of Bank’s agreements hereunder, Borrower shall pay to Bank a fully earned, non-refundable waiver fee in the amount of $41,000.00 (the “Waiver Fee”), payment of which shall be deferred until the earliest to occur of (i) an Event of Default, (ii) January 31, 2024, and (iii) the repayment of the Obligations in full. The Waiver Fee shall constitute a portion of the Obligations and be secured by all Collateral. Borrower shall also reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.

10.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

11.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including portable document format (PDF) or any electronic signature complying with the United States Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. If this Amendment is placed in escrow with any party or its respective counsel, no agreement shall be binding against any party hereto unless and until all documents have been released from escrow in writing by Bank or its counsel.

12.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

13.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and

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Exhibit 10.5

delivery to Bank of this Amendment by each party hereto; and (b) Borrower’s payment to Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

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Exhibit 10.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK    BORROWER

FIRST-CITIZENS BANK & TRUST
COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank))

By:_Zach Norris     Name: Zach Norris
Title: Managing Director

OWLET BABY CARE, INC.

By:_Kathryn Scolnick     Name: Kathryn Scolnick
Title: Chief Financial Officer

OWLET, INC.

By:_Kathryn Scolnick     Name: Kathryn Scolnick
Title: Chief Financial Officer

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Exhibit 10.5
Schedule I
EXHIBIT A
COMPLIANCE STATEMENT

TO:    FIRST-CITIZENS BANK & TRUST COMPANY    Date:
FROM: OWLET BABY CARE INC. and OWLET, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending    with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, along with reconciliations, detailed debtor report, and general ledger	Monthly within 30 days	Yes No
Borrowing Base Statements	Monthly within 7 days	Yes No
Board approved projections	FYE within 60 days and as amended/updated	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity	$15,000,000.00	$	Yes No
Minimum Adjusted EBITDA	See Schedule 1	$	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and correct as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

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Exhibit 10.5

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Exhibit 10.5

Schedule 1 to Compliance Statement Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

I.    Liquidity (Section 5.10(a)) Required:    $15,000,000.00 Actual:
A.    Unrestricted and unencumbered cash and Cash Equivalents    $

B.    The lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing    $     Base in each case not to exceed $10,000,000.00.
C.    The outstanding principal balance of any Advances    $

D.    Availability Amount (Line B minus Line C)    $

E.    Liquidity (line A plus line D)    $

Is line C equal to or greater than $15,000,000.00?

     No, not in compliance          Yes, in compliance

II.    Adjusted EBITDA (Section 5.10(b))

Required:

Fiscal Quarter	Minimum Adjusted EBITDA
Ending December 31, 2023	[***]

Ending March 31, 2024 and each fiscal quarter thereafter	[***]

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Exhibit 10.5
A.    Net Income    $

B.    To the extent included in the determination of Net Income

1.    The provision for income taxes    $

2.    Depreciation expense    $

3.    Amortization expense    $

4.    Net Interest Expense    $

5.    Non-cash stock compensation expense    $

6.    Non-recurring transaction expenses associated with raising preferred equity in    $     an aggregated amount not to exceed $1,000,000.00 at any given time

7.    Non-cash warrant expense    $

8.    The sum of lines 1 through 7    $

C.    Adjusted EBITDA (line A plus line B.8)

Is line C equal to or greater than the amount required for the corresponding measuring period set forth in the chart above?

     No, not in compliance          Yes, in compliance

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